Principal Funds, Inc.
Supplement dated November 6, 2020
to the Statement of Additional Information dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
On or about January 1, 2021, delete references to Finisterre Capital LLP (Finisterre).

INVESTMENT ADVISORY AND OTHER SERVICES
On or about January 1, 2021, under Investment Advisors, delete the second paragraph, and replace with the following:
PGI is the discretionary advisor (directly makes decisions to purchase or sell securities) for the following Funds: Blue Chip, Bond Market Index, Edge MidCap, International Equity Index, International Small Company, Opportunistic Municipal, Small-MidCap Dividend Income, a portion of the assets of Diversified Real Asset, and portions of the assets of Global Multi-Strategy.
On or about January 1, 2021, under Investment Advisors, delete the Sub-Advisor: Finisterre Capital LLP section.

APPENDIX C - PROXY VOTING POLICIES
On or about January 1, 2021, delete the proxy voting policy for Finisterre Capital LLP (“Finisterre”).
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